Waddell & Reed Advisors Funds

Supplement dated April 30, 2015 to the

Waddell & Reed Advisors Funds Statement of Additional Information

dated January 30, 2015

and as supplemented April 1, 2015

All references and information related to Mark Otterstrom are deleted in their entirety.

Supplement	Statement of Additional Information	1